SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 27, 2003


                        MAINSOURCE FINANCIAL GROUP, INC.
                   ------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

   INDIANA                        0-12422                     35-1562245
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(State or other            (Commission File No.)           (I.R.S. Employer
Jurisdiction of                                         Identification Number)
Incorporation)

         201 NORTH BROADWAY              GREENSBURG, INDIANA    47240
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         (Address of principal executive offices)             (Zip Code)

                                 (812) 663-0157
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              (Registrant's telephone number, including area code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events

        On March 27, 2003, the Company announced the execution of a definitive agreement that will lead to the merger of First Community Bancshares, Inc. into MainSource Financial Group, Inc. The news release is attached as Exhibit 99.1 and a copy of the definitive agreement is attached as Exhibit 99.2.


Item 7.  Financial Statements and Exhibits

(a)  Not applicable

(b)  Not applicable

(c)  Exhibits:

 Exhibit No.   Description
 -----------   -----------

    99.1       MainSource Financial Group News Release
    99.2       Agreement and Plan of Merger

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                           MAINSOURCE FINANCIAL GROUP


                           March 28, 2003

                           /s/ James L. Saner Sr
                           -------------------------------------------------
                           James L. Saner Sr
                           President and Chief Executive Officer

                           March 28, 2003

                           /s/ Donald A. Benziger
                           -------------------------------------------------
                           Donald A. Benziger
                           Senior Vice President & Chief Financial Officer

                           March 28, 2003

                           /s/ James M. Anderson
                           -------------------------------------------------
                           James M. Anderson
                           Controller & Principal Accounting Officer

                                INDEX TO EXHIBITS

 Exhibit No.   Description
 -----------   -----------

    99.1       MainSource Financial Group News Release
    99.2       Agreement and Plan of Merger